A Growing, Diversified North American Mining Company February 2013

2 Cautionary Statements This document contains ‘‘forward-looking statements’’ within the meaning of the United States Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Act of 1934, as amended and applicable Canadian securities legislation, which are intended to be covered by the safe harbor created by those sections and other applicable laws. These forward- looking statements generally are identified by the words "believe," "project," "expect," "anticipate," "estimate," "intend," "future," "opportunity," "plan," "may," "should," "will," "would," "will be," "will continue," "will likely result," and similar expressions. Our forward-looking statements include statements with respect to: future financial or operating performance of the Company or its subsidiaries and its projects; access to existing or future financing arrangements, future inventory, production, sales, cash costs, capital expenditures and exploration expenditures; future earnings and operating results; expected concentrate and recovery grades; estimates of mineral reserves and resources, including estimated mine life and annual production; statements as to the projected development of Mt. Milligan and other projects, including expected production commencement dates; Mt. Milligan development costs; future operating plans and goals; and future molybdenum prices. Where we express an expectation or belief as to future events or results, such expectation or belief is expressed in good faith and believed to have a reasonable basis. However, our forward-looking statements are based on current expectations and assumptions that are subject to risks and uncertainties which may cause actual results to differ materially from future results expressed, projected or implied by those forward-looking statements. Important factors that could cause actual results and events to differ from those described in such forward-looking statements can be found in the section entitled ‘‘Risk Factors’’ in Thompson Creek’s Annual Report on Form 10-K for the year ended December 31, 2012, Quarterly Reports on Form 10-Q and other documents filed on EDGAR at www.sec.gov and on SEDAR at www.sedar.com. Although we have attempted to identify those material factors that could cause actual results or events to differ from those described in such forward-looking statements, there may be other factors, currently unknown to us or deemed immaterial at the present time, that could cause results or events to differ from those anticipated, estimated or intended. Many of these factors are beyond our ability to control or predict. Given these uncertainties, the reader is cautioned not to place undue reliance on our forward-looking statements. We undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events, or otherwise, and investors should not assume that any lack of update to a previously issued forward-looking statement constitutes a reaffirmation of that statement. Cautionary Note to our United States and Other Investors Concerning Estimates of Measured and Indicated Mineral Resources: This presentation uses the terms “Measured” and “Indicated” Resources. United States investors are advised that while such terms are recognized by Canadian regulations, the United States Securities and Exchange Commission (the “SEC”) only permits United States mining companies, in their filings with the SEC, to disclose those mineral deposits that a company can economically and legally extract or produce in accordance with SEC Industry Guide 7. Our United States and other investors are cautioned not to assume that all or any part of Measured or Indicated Mineral Resources will ever be converted into Mineral Reserves. Compliance with NI 43-101 Unless otherwise indicated, we have prepared the technical information in this presentation based on information contained in the technical reports available under our company profile on SEDAR at www.sedar.com. Each technical report was prepared by or under the supervision of a qualified person (a “Qualified Person”) as defined in National Instrument 43-101 – Standards of Disclosure for Mineral Projects of the Canadian Securities Administrators (“NI 43-101”). For readers to fully understand the information in this presentation, they should read the technical reports n their entirety, including all qualifications, assumptions and exclusions that relate to the information set out in this presentation which qualifies such information. This presentation summarizes some of the information contained in the following technical reports: "Technical Report—Feasibility Update Mt. Milligan Property—Northern BC" dated October 13, 2009 and filed on our SEDAR profile on October 13, 2011; and "2009 Mineral Resource Estimate on the Berg Copper Molybdenum Silver Property, Tahtsa Range, British Columbia" dated June 26, 2009 and filed on our SEDAR profile on October 13, 2011. The Mineral Reserves estimates included in this presentation have been prepared in accordance with NI 43-101 and are classified in accordance with the Canadian Institute of Mining, Metallurgy and Petroleum's "CIM Definition Standards -– For Mineral Resources and Mineral Reserves." Mineral Reserves are equivalent to Proven and Probable Reserves as defined by the SEC Industry Guide 7. Mineral Reserve estimates reflect our reasonable expectation that all necessary permits and approvals will be obtained and maintained. Mining dilution and mining recovery vary by deposit and have been applied in estimating the Mineral Reserves. As Mineral Reserves are reported under both NI 43-101 and SEC Industry Guide 7 standards, it is possible for Mineral Reserve figures to vary between the two standards due to the differences in reporting requirements under each standard. For example, NI 43-101 has a minimum requirement that Mineral Reserves be supported by a pre-feasibility study, whereas SEC Industry Guide 7 requires support from a detailed feasibility study that demonstrates that economic extraction is justified. For our Mineral Reserves at December 31, 2012, there is no difference between the Mineral Reserves as disclosed under NI 43-101 and those disclosed under SEC Industry Guide 7, and therefore no reconciliation is provided. The Mineral Resources estimates included in this presentation were estimated in accordance with the definitions and requirements of NI 43-101. The Mineral Resources are equivalent to Mineralized Material as defined by the SEC Industry Guide 7. The Mineral Resources are not included in and are in addition to the Mineral Reserves.

3 Company Overview NYSE: TC; TSX: TCM Strong North American Portfolio of Assets Overview: One of the largest molybdenum producers in the world with two operating mines Thompson Creek Mine in Idaho (100% ownership) Endako Mine in B.C. (75% ownership) Langeloth metallurgical refinery in Pennsylvania (100% ownership) Diversifying into copper and gold with development of the Mt. Milligan project in B.C. (100% ownership) Start-up expected in Q3 2013 52.25% of life of mine gold production sold to Royal Gold Reserves:

Financials

5 TC/TCM Common Shares (US$) Recent share price1 $3.89 Current market cap1 $656.2 million 52-week low/high1 $2.25/$9.16 Basic shares outstanding 168.7 million Share options, restricted/performance shares 3.8 million tMEDS – maximum shares upon conversion 47.4 million Fully diluted shares outstanding 219.9 million Listings: NYSE:TC, TSX:TCM Pro Forma Share Structure December 31, 2012 1 Updated February 19, 2013.

6 Fourth Quarter and Full Year 2012 Financials US$ millions, except as noted Fourth Quarter 2012 Full Year 2012 Revenue $ 99.4 $ 401.4 Operating (Loss) Income $ (540.9) $ (613.2) Net (Loss) Income $ (484.4) 1 $ (546.3) 2 Non-GAAP Adjusted Net (Loss) Income $ (18.0) 3 $ (34.7) 3 Cash (Used) Generated by Operating Activities $ (46.7) $ (82.8) Net (Loss) Income per share Diluted $ (2.87) 1 $ (3.24) 1 Non-GAAP Adjusted Net (Loss) Income per share Diluted $ (0.11) 3 $ (0.20) 3 Molybdenum Production 7.7 M lbs 22.4 M lbs Production Cash Costs4 $ 6.58/lb $ 10.09/lb Average Realized Price $ 11.77/lb $ 13.48/lb Cash + S-T Investments (12/31/12) $ 526.8 Total debt (12/31/12)5 $ 1,010.5 1 Includes non-cash asset write down of $530.5 million, or $3.14 per diluted share, for the fourth quarter of 2012. 2 Includes non-cash gain related to warrants of $1.8 million, or $0.01 per diluted share, non-cash goodwill impairment loss of $47.0 million, or $0.28 per diluted share, and asset write down of $530.5 million, or $3.15 per diluted share. Refer to slide 26 for GAAP reconciliation. 3 Excludes non-cash gain related to warrants of $1.8 million, goodwill impairment loss of $47.0 million, and asset write down of $530.5 million. Refer to slide 26 for GAAP reconciliation. 4 See Form 10-K for the period ended December 31, 2012 for additional information. Refer to slide 27 for GAAP reconciliation. 5 Includes capital leases.

Operations

8 Company All Incidence Recordable Rate (AIRR)1 2007 – 2012 7.00 5.94 5.03 2.60 2.30 1.32 3.0 3.2 3.2 2.5 1.8 2007 2008 2009 2010 2011 2012 Thompson Creek Metals Company Metals Mining U.S. AIRR Average 1 Includes lost time and reportable incidents.

9 Production and Cash Costs 2011 through 2014 1 Total sales include third-party material purchases, which are used to fill excess roaster capacity at the Langeloth Metallurgica l Facility and to increase inventory to provide greater flexibility to meet customers’ demands. 2011 40.1 million lbs Mo Sold 1 28.3 million lbs Mo Production 2012 22.4 million lbs Mo Production $10.09/lb Average Cash Cost 28.7 million lbs Mo Sold 1 $13.48/lb Average Realized Price 2014E 27.5 - 30.5 million lbs Mo Production Guidance $6.50 - $7.75/lb Estimated Average Cash Costs $16.28/lb Average Realized Price 2013E $7.94/lb Average Cash Cost 27.5 - 30.5 million lbs Mo Production Guidance $6.50 - $7.50/lb Estimated Average Cash Costs

10 Thompson Creek Mine 203.3 million pounds Mo 2 Avg. grade of 0.077% Mo Endako Mine 312.6 million pounds Mo 3 Avg. grade of 0.046% Mo Molybdenum Reserves 515.9 million pounds of contained Mo 1 Langeloth Metallurgical Facility 35 million pounds Mo a year in roasting capacity Makes us one of three Western world moly producers to provide final product to worldwide consumers Operations 1 Based on Proven and Probable Mineral Reserves. 2 The mineral reserve estimate is as of December 31, 2012 and was prepared by the Thompson Creek Mine staff and reviewed and verified by Bruce Parker, P.E., Mine Manager of the Thompson Creek Mine, who is a Qualified Person under NI 43-101. Data verification and block model assembly was completed by Michael J. Lechner of Resource Modeling Inc. The mineral reserve estimate at the Thompson Creek Mine utilized a cut-off grade of 0.030% molybdenum and an average long-term molybdenum price of $12.00 per pound. 3 The mineral reserve estimate is as of December 31, 2012 and was prepared by the Endako Mine staff and reviewed and verified by Bob Jedrzejczak, P. Eng, Mine Superintendent of the Endako Mine, who is a Qualified Person under NI 43-101. The mineral reserve is stated on a 100% basis; we own 75% of the Endako Mine. The mineral reserve estimate for the Endako Mine utilized a cut-off grade of 0.021% molybdenum and a long-term molybdenum price of C$13.50 per pound or $12.00 per pound using an exchange rate of C$1.125/US$1.00. Thompson Creek built on consistent production for more than 5 decades

11 Mt. Milligan Project Development British Columbia 1 Based on Proven and Probable Mineral Reserves. 2 The production, mineral reserve and resource estimates were prepared by Herbert E. Welhener, MMSA-QPM, of IMC, who is a Qualified Person under NI 43-101. The mineral reserve and resource estimates were prepared in accordance with definitions and requirements of 43-101. See technical report entitled "Technical Report—Feasibility Update Mt. Milligan Property—Northern BC" dated October 13, 2009 and filed on SEDAR on October 13, 2011. Cu Production2 81 million pounds (annual LOM) Au Production2 194,000 ounces (annual LOM) Proven and Probable Mineral Reserves2 2.1 billion pounds Cu Average grade of 0.20% 6.0 million ounces Au Average grade of 0.011 oz/t Measured and Indicated Mineral Resources2 716 million pounds Cu Average grade of 0.15% 1.5 million ounces Au Average grade of 0.006 oz/t 22-Year Mine Life1 Copper Reserves 2.1 billion pounds1 Gold Reserves 6.0 million ounces1

12 Cash Capital Expenditures1 2012 Actual 2013 Estimate1 2014 Estimate1 Mt. Milligan (millions C$2,3) 679 370 – 390 – Mt. Milligan Permanent Operations Residence (millions C$) – 35 – 40 5 – 10 Mt. Milligan Operations (millions C$) – 20 – 30 20 – 30 Endako Expansion (millions C$2,4) 78 – – Operations (millions US$) 39 15 – 20 30 – 40 TOTAL 796 440 – 480 55 – 80 1 Cash capital expenditures guidance numbers are as of February 25, 2013. Canadian to US foreign exchange rate for 2013 and 2014 assumed at parity (C$1.00 = US$1.00). 2 Excludes capitalized interest and debt issuance costs. 3 Includes amounts for equipment purchased under capital leases, as well as first-fills, spare parts and commissioning parts. 4 Represents our 75% share.

13 $527 1 $40 2 $112 $217 $18 3 $480 4,5 Cash on hand Estimated equipment financing 2013 Remaining Royal Gold proceeds Net other cash flows 2013 Cash cushion High estimate CapEx 2013 Cash Capital Expenditures Funding In millions of US Dollars 1 As of December 31, 2012. 2 Expected CAT equipment financing as of December 31, 2012 through Q4 2013. 3 Net other cash flows represents estimated cash flow from operations using a molybdenum oxide price of $12/lb for 2013, together with $29 million of restricted cash related to vendor holdbacks at Mt. Milligan (contractor retention), net of existing debt service, reclamation and all other cash uses. 4 Cash capital expenditures guidance numbers are as of February 25, 2013. Assumes CAD/USD exchange rate of 1.00. 5 Includes for Mt. Milligan approximately $30 million for first fills, spare parts, and commissioning parts; $40 million for a permanent operations residence; and a contingency of $18 million. Capital cash uses Capital funding sources $697 Capital Funding in Place 1

14 High end of Mt. Milligan capital budget as of December 31, 2012 Mt. Milligan Project Capital Summary In millions of Canadian Dollars 1 Contractor Retention is a fixed project cost in a restricted cash account to be paid when work is completed. 2. Purchase commitments include both material and services. 3 Includes approximately $30 million of first fills, spare parts and commissioning parts. Excludes $40 million for permanent operations residence. $1,140B $29 $144 $81 $118 $18 $1,530B Cash spent to 12/31/2012 Contractor Retention Purchase commitments Committed lump-sum contracts Non-fixed cost remaining Contingency Total project CapEx ~91% of Project Capex Spent or Contractually Committed 3 1 2

15 Mt. Milligan Upside Potential and Robust Economics In millions of US Dollars Reserve calculation utilized conservative metals pricing of $1.60/lb Cu and $690/oz Au Current resource is open at depth and possibly extends laterally Multiple exploration drill targets within company’s land position Mt. Milligan geophysical and geochemical signature repeated on several targets within the holdings Upside potential Significant annual cash flow potential $ 280 1 $ 575 2 Cash Costs Cash Revenue - Current pricing 1 Estimated cash costs recently updated for the first full six years of production and include operating costs, refining/smelting costs and transportation. Assumes average annual production of 89 million lbs of copper in concentrate (85.4 million lbs of payable copper) and 262,000 oz of gold in concentrate (256,760 oz of payable gold) for years 1-6 of full production. Exchange rate is assumed at parity (C$1.00 = US$1.00). 2 Bloomberg pricing as of 02/19/13: Cu - $3.73/lb; Au - 47.75% @ $1,605 oz and 52.25% @ $435/oz (per Amended and Restated Gold Stream Agreement with Royal Gold). 1

16 Mt. Milligan Project De-risking Actions Scope, Engineering & Procurement Construction of Critical Areas Labor/ Productivity Schedule 100% of EPCM engineering is complete through December 31, 2012 Procurement at 100% and deliveries on track All major mining and milling equipment is procured and is either on site or en route Most materials on site; no critical missing components Tailing Storage Facility (TSF) was fully designed in June 2010. The South dam is complete to final elevation of 1,055 meters and the North dam is currently at 1,030 meters and on schedule for final elevation of 1,045 meters by start-up. Plant Development SAG mill and one ball mill fully assembled; second ball mill well advanced Mechanical equipment, piping and electrical installation advancing and on schedule Mechanical/Electrical contractors – lump sum contracts in place with 80% of grinding equipment complete EPCM – to date have maintained critical personnel with completion payments as incentive TCM has critical mining and milling operations personnel in place Schedule issued February 2011 with no changes Construction of TSF has been assumed by Mine Operations in September 2012, allowing for one year of activity to achieve operational efficiency and effectiveness Permitting & Controls All major permits needed for construction and start-up have been obtained Enhanced internal & external staffing to control, audit and manage project spending Project control, contract management, procurement, accounting, audit team Recent bond offering further de-risks Mt. Milligan construction Enhances availability of funds needed to complete development Eliminates financial and maintenance covenants that could delay development Financing

17 Mt. Milligan Project Development Update Mt. Milligan Remains on Schedule Start up expected Q3 13 Commercial production expected Q4 13 Overall project completion estimated to be at 81% Recent achievements Operations senior management team in place Mine development well advanced Truck shop, warehouse and administration building in commissioning Procurement, engineering, concrete and steel work essentially complete TSF fully permitted Concentrator building fully enclosed SAG and one ball mill fully assembled, second ball mill well advanced Mechanical equipment and piping installation advanced Primary crusher operational Installation of assay lab nearing completion Milestones achieved to date Water dam (part of TSF) completed 10 million cubic meters of water stored for two years of mill use TSF starter height completion by second quarter 2013 Construction camp capacity at 1,075 beds Roof completed on concentrator Crusher Mechanical Stabilized embankment wall complete Eight 793 haul trucks, two 7495 shovels and one 994 loader in operation Electrical installation underway On-site power substation energized in July 2012 Power to mine shovel energized in July 2012 Mine development commenced July 2012

18 Mt. Milligan Project Development Update Concentrator building and pebble crusher Conveyor from primary crusher to course ore stockpile 40-foot SAG mill with wrap around motor 7495 shovel and dozer

19 Mt. Milligan Operational Readiness Mt. Milligan expected to ramp up quickly and perform efficiently Ore Body 1,000 drill holes 220,000 meters of drilling Current testing confirms grade assumptions The ore body is well defined and understood Plant Modern, highly efficient plant with conventional and proven technology Experienced team has constructed a well built facility Verified by outside consultants Incorporated state of the art process control Successfully tested during "dry run” Organization Operational readiness training in process for current workforce Organizational and process models being designed onsite Equipment availability, maintenance, and shovel and truck efficiency are all monitored constantly and adjusted to achieve best possible results

20 Future Critical Milestones Milestone 2012 2013 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 June 2012 Process building grinding area enclosed (3 sides) May 2012 Mechanical mill installation begins July 2012 230kV permanent power energized and available onsite June 2012 Delivery and assembly of major mining equipment July 2012 Mining equipment fleet ready Sep 2012 Mine development for TSF construction July 2012 Pre-stripping initiated Sep 2012 Pebble crushing building foundation complete Nov 2012 Concentrator building fully enclosed Jan 2013 Truck shop complete Feb 2013 SAG wrap around motor mechanically complete Feb 2013 Reclaim water ready for pre-commissioning March 2013 Primary crusher ready for testing April 2013 SAG mill, west and east ball mills ready for pre-commissioning June 2013 Process plant mechanical/pre-commissioning complete June 2013 Commissioning started August 2013 First feed December 2013 Full commercial production Completed In progress

21 Suspended stripping activity associated with the next phase of production Mining operations will continue as planned through 2014 New mine plan expected to achieve significant cost deferrals ~$100 million in operating cost deferrals Q4 2012 through 2014 $8 – $9 million in capital expenditure deferrals Reduced mine workforce by ~100 workers If stripping of phase 8 has not already recommenced at the end of phase 7, we will either restart stripping at that time or put the mine on care and maintenance Thompson Creek Mine Update 1 $6 million in Q4 2012. Production and Cash Costs Forecast 2013E 2014E Production (mm lbs) 20 - 22 17 - 19 Cash costs ($/lb) 4.75 - 5.75 5.00 - 6.00 Cost Deferrals Forecast 2013E 2014E Operating1 ($ mm) $40 $54 Capital ($ mm) $5 $3.5

22 Endako Mill expansion completed in April 2012 Increased throughput from 31,000 to 55,000 tons per day Ceased mining ore in the third quarter of 2012 and began processing stockpiled ore to reduce costs Expect to mill approximately1/3 of existing stockpiled ore through mid-2013 Expect to resume mining by mid-2013 Working to increase mill recovery by addressing: Increased mill throughput Increased mill run times through maintenance management Process control optimization Operator training Reagent evaluations and enhancements Stockpile material management Endako Mine Update Production and Cash Costs Forecast (75% share) 2013E 2014E Production (mm lbs) 7.5 – 8.5 10.5 – 11.5 Cash costs ($/lb) 10.75 – 12.25 9.00 –10.50 Modified tailings distribution system Modified piping of tailings to the pond to enhance tailings depositions for beach building Enhanced tailings management protocols in place

23 Excellent safety and environmental record Experienced management team Substantial growth in molybdenum production 2013 – 2014 New Mt. Milligan copper-gold mine to open in 2013 Significant increase in revenue, net income and cash flow beginning in 2014 Diversification of asset base Long-lived assets with substantial reserves and resources (P&P) 2.1 billion pounds Cu 516 million pounds Mo 6.0 million ounces of Au Development projects, as market conditions warrant (M&I resources) Berg – Cu, Mo and Ag 3.3 billion pounds Cu 412 million pounds Mo 61 million ounces Ag Davidson – Mo Value Creation Creating Shareholder Value

Appendix

25 Outlook: Molybdenum Production and Cash Costs 1 1 Guidance numbers are as of February 25, 2013. Guidance numbers for Endako assume an exchange rate of US$1 = C$1 for Endako costs. 2 Molybdenum oxide production costs (US$/lb Mo) include all stripping costs and exclude Endako start-up and commissioning costs. 21.3 10.3 16.2 20.0 17.0 22.0 19.0 7.0 4.4 6.2 7.5 10.5 8.5 11.5 28.3 14.7 22.4 27.5 27.5 30.5 30.5 0.0 5.0 10.0 15.0 20.0 25.0 30.0 35.0 2011 Actual YTD thru 9/30/12 Actual 2012 Actual 2013 Guidance 2014 Guidance Thompson Creek Mine Endako Mine (75% share) Total Production 7.94 11.95 10.09 6.50 6.50 7.50 7.75 6.66 10.08 8.06 4.75 5.00 5.75 6.00 11.86 16.29 15.42 10.75 9.00 12.25 10.50 0.00 2.00 4.00 6.00 8.00 10.00 12.00 14.00 16.00 18.00 2011 Actual YTD thru 9/30/12 Actual 2012 Actual 2013 Guidance 2014 Guidance Total Cash Cost Thompson Creek Mine Endako Mine

26 Weighted-Average Basic Shares Weighted-Average Diluted Shares Net Income (Loss) Shares (000’s) $/share Shares (000’s) $/share Net (loss) Income $ (546.3) 168,416 $ (3.24) 168,416 $ (3.24) Add (Deduct): Fixed asset impairment 530.5 168,416 3.15 168,416 3.15 Tax benefit of fixed asset impairment (183.3) 168,416 (1.09) 168,416 (1.09) Tax Valuation allowance of Endako mine 119.2 168,416 0.71 168,416 0.71 Unrealized (gain) loss on common stock purchase warrants (1.8) 168,416 (0.01) 168,416 (0.01) Goodwill impairment 47.0 168,416 0.28 168,416 0.28 Non-GAAP adjusted net (loss) income $ (34.7) 168,416 $ (0.20) 168,416 $ (0.20) Non-GAAP Financial Measures Non-GAAP financial measures are intended to provide additional information only and do not have any standard meaning prescribed by Generally Accepted Accounting Principles (“GAAP”). These measures should not be considered in isolation or as a substitute for measures of performance prepared in accordance with GAAP. Reconciliation of Adjusted Net (Loss) Income to GAAP Net (Loss) Income Adjusted net (loss) income, and adjusted net (loss) income per share are considered key measures by our management in evaluating our operating performance. Management uses these measures in evaluating our performance as they represent profitability measures that are not impacted by changes in the market price of our warrants or non-cash goodwill or fixed asset impairments. These measures do not have standard meanings prescribed by US GAAP and may not be comparable to similar measures presented by other companies. Management believes these measures provide useful supplemental information to investors in order for them to evaluate our financial performance using the same measures as management. As of December 31, 2012, there were no remaining warrants outstanding and there was no remaining goodwill on the balance sheet. For the Year Ended December 31, 2012 (unaudited — US$ in millions, except shares and per share amounts) Weighted-Average Basic Shares Weighted-Average Diluted Shares Net Income (Loss) Shares (000’s) $/share Shares (000’s) $/share Net (loss) income $ (484.4) 168,727 $ (2.87) 168,727 $ (2.87) Add (Deduct): Fixed asset impairment 530.5 168,727 3.14 168,727 3.14 Tax benefit of fixed asset impairment (183.3) 168,727 (1.09) 168,727 (1.09) Tax valuation allowance of Endako mine 119.2 168,727 0.71 168,727 0.71 Non-GAAP adjusted net (loss) income $ (18.0) 168,727 $ (0.11) 168,727 $ (0.11) Appendix Non-GAAP Reconciliation For the Three Months Ended December 31, 2012 (unaudited — US$ in millions, except shares and per share amounts)

27 Reconciliation of Cash Cost per Pound Produced, Weighted-Average Cash Cost per Pound Produced and Average Realized Sales Price per Pound Sold Cash cost per pound produced, weighted-average cash cost per pound produced and average realized sales price per pound sold are considered key measures in evaluating our operating performance. Cash cost per pound produced, weighted-average cash cost per pound produced and average realized sales price per pound sold are not measures of financial performance, nor do they have a standardized meaning prescribed by US GAAP and may not be comparable to similar measures presented by other companies. We use these measures to evaluate the operating performance at each of our mines, as well as on a consolidated basis, as a measure of profitability and efficiency. We believe that these non-GAAP measures provide useful supplemental information to investors in order that they may evaluate our performance using the same measures as management and, as a result, the investor is afforded greater transparency in assessing our financial performance. US$ in millions, except per pound amounts – unaudited Three months ended December 31, 2012 Year ended December 31, 2012 Operating Expenses (in millions) Pounds Produced (1) (000’s lbs) $/lb Operating Expenses (in millions) Pounds Produced(1) (000’s lbs) $/lb Thompson Creek Mine Cash costs — Non-GAAP (2) $ 27.4 5,970 $ 4.59 $ 130.9 16,238 $ 8.06 Add/(Deduct): Stock-based compensation 0.2 0.7 Inventory and other adjustments 1.9 (1.9) GAAP operating expenses $ 29.5 $ 129.7 Endako Mine Cash costs — Non-GAAP (2) $ 23.6 1,777 $ 13.26 $ 95.5 6,191 $ 15.42 Add/(Deduct): Stock-based compensation 0.2 0.6 Inventory and other adjustments 0.5 10.8 GAAP operating expenses $ 24.3 $ 106.9 Other operations GAAP operating expenses (3) $ 30.1 $ 143.4 GAAP consolidated operating expenses $ 83.9 $ 380.0 Weighted-average cash cost — Non-GAAP $ 51.0 7,747 $ 6.58 $ 226.3 22,429 $ 10.09 Appendix Non-GAAP Reconciliation (Continued) 1 Mined production pounds are molybdenum oxide and HPM from our share of the production from the mines; excludes molybdenum processed from purchased product. 2 Cash costs represent the mining (including all stripping costs), milling, mine site administration, roasting and packaging costs for molybdenum oxide and HPM produced in the period. Cash cost excludes: the effect of purchase price adjustments; the effects of changes in inventory; corporate allocations; stock-based compensation; other non-cash employee benefits; depreciation, depletion, amortization and accretion; and commissioning and start-up costs for the Endako mill. The cash cost for the Thompson Creek mine, which only produces molybdenum sulfide and HPM on site, includes an estimated molybdenum loss (sulfide to oxide), an allocation of roasting and packaging costs from the Langeloth facility and transportation costs from the Thompson Creek mine to the Langeloth facility. 3 Other operations represent activities related to the roasting and processing of third-party concentrate and other metals at the Langeloth facility and exclude product volumes and costs related to the roasting and processing of Thompson Creek mine and Endako mine concentrate. The Langeloth facility costs associated with roasting and processing of Thompson Creek mine and Endako mine concentrate are included in their respective operating results above.

Thompson Creek Metals Company www.thompsoncreekmetals.com Pamela Solly Director, Investor Relations NYSE:TC TSX:TCM Phone (303) 762-3526 Email psolly@tcrk.com